MarketWise Inc. Reports Preliminary Selected Unaudited Fourth Quarter 2024 Billings of $55 Million, over a 10% Increase from Prior Quarter; Announces Special Dividend of $0.03 Per Share

BALTIMORE, MD -- (GLOBE NEWSWIRE)—MarketWise, Inc. (NASDAQ: MKTW) (“MarketWise” or the “Company”), a leading multi-brand digital subscription services platform that provides premium financial research, software, education, and tools for self-directed investors, today reported preliminary selected unaudited financial and operational updates for fourth quarter 2024 below. Our objective is to provide investors with selected information on recent directional trends in advance of issuing our usual earnings press release announcing full year 2024 financial results, which we expect to release in March 2025.
The selected unaudited results in this press release are preliminary and subject to the Company’s normal quarter and year-end accounting procedures and external audit by the Company’s independent registered public accounting firm. Therefore, these preliminary unaudited results are subject to adjustment. In addition, these preliminary unaudited results are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2024 and should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles.
Q4 2024 Preliminary Selected Unaudited Financial and Operational Updates:
▪Consolidated Paid subscribers at December 31, 2024 were 506 thousand. Active Free subscribers were 3.3 million at December 31, 2024.
▪Billings for Q4 2024 totaled approximately $55 million, representing over a 10% sequential increase compared with Q3 2024.
▪The estimated increase in Billings in Q4, coupled with the benefits from operational efficiency initiatives, would result in a return to positive cash flow generation for the quarter, following three quarters of negative cash flow.
▪Cash and cash equivalents balance is estimated to have increased from $94 million at September 30, 2024 to $98 million at December 31, 2024.
▪The Company also announced a special dividend to shareholders of Class A common stock of $0.03 per share. The dividend which totals approximately $1.3 million in the aggregate, will be paid on February 26, 2025, to shareholders of record as of January 29, 2025.
Dr. David “Doc” Eifrig, Interim Chief Executive Officer, commented, “We are pleased with the progress we are making on our strategic pillars of growth, efficiency, and new business, as evidenced by the meaningful sequential increase in Billings and return to cash generation in the fourth quarter.” Doc continued, “I am grateful to our 400 plus employees that continue to deliver for our customers. If we continue to deliver on our plans, I also believe we can increase the intrinsic value per share for our owners over time. We look forward to providing more color in our full year reporting in March.”
Balance Sheet and Capital Structure
As of December 31, 2024, the Company is estimated to hold cash and cash equivalents of $98 million. Further, the Company currently has no debt outstanding. In October 2024, the Company’s line of credit expired unused as the Company is electing to avoid line fees at this time.
As disclosed previously, MarketWise, LLC is required to make quarterly tax distributions to the members of MarketWise, LLC, including MarketWise, Inc. at the prescribed rate of 49.75%. To the extent the tax distribution to MarketWise, Inc. exceeds its tax liability, the Company may distribute all or part of the excess to the shareholders of Class A common stock. On January 15, 2025, the Company announced a special dividend to shareholders of Class

A common stock of $0.03 per share, funded from the excess tax distribution received by the Company. The dividend, which totals approximately $1.3 million in the aggregate, will be paid on February 26, 2025 to shareholders of record as of January 29, 2025. There are numerous factors which will impact the amount of future tax distributions and related special dividends, if any, and there can be no assurances that these special dividends will occur in future periods.
Upcoming Events
The Company plans to report full and audited results for the fourth quarter and year ended December 31, 2024 no later than March 31, 2025.
The Company will present at the Emerging Growth Conference on January 15, 2025. The Company will also host virtual meetings at the 27th Annual Needham Growth Conference on January 16, 2025.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of MarketWise. These forward-looking statements generally are identified by the words “estimate,” “believe,” “project,” “expect,” “anticipate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; our ability to adequately market our products and services, and to develop additional products and product offerings; our ability to manage our growth effectively, including through acquisitions; failure to maintain and protect our reputation for trustworthiness and independence; our ability to attract, develop, and retain capable management, editors, and other key personnel; our ability to grow market share in our existing markets or any new markets we may enter; adverse or weakened conditions in the financial sector, global financial markets, and global economy; current macroeconomic events, including heightened inflation, rise in interest rates and the potential for an economic recession; failure to comply with laws and regulations or other regulatory action or investigations, including the Advisers Act; our ability to respond to and adapt to changes in technology and consumer behavior; failure to successfully identify and integrate acquisitions, or dispose of assets and businesses; our public securities’ potential liquidity and trading; the impact of the regulatory environment and complexities with compliance related to such environment; our future capital needs; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; and other factors beyond our control.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our filings with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated.
Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.
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